Exhibit 99.1

Corporate Communications
mediarelations@aa.com

Investor Relations
investor.relations@aa.com

FOR RELEASE: Thursday, April 25, 2024
AMERICAN AIRLINES REPORTS FIRST-QUARTER 2024 FINANCIAL RESULTS
FORT WORTH, Texas –– American Airlines Group Inc. (NASDAQ: AAL) today reported its first-quarter 2024 financial results, including:
•Record first-quarter revenue of approximately $12.6 billion.
•First-quarter net loss of $312 million, or ($0.48) per diluted share. Excluding net special items1, first-quarter net loss of $226 million, or ($0.34) per diluted share.
•Achieved best-ever first-quarter completion factor.
•Generated operating cash flow of $2.2 billion and free cash flow2 of $1.4 billion in the first quarter.
•Reduced total debt3 by nearly $950 million in the first quarter. The company is now more than 80% of the way to its 2025 total debt reduction goal.
“The American Airlines team continues to build a reliable, efficient and resilient airline,” said American’s CEO Robert Isom. “While we aren’t satisfied with our first-quarter financial results, we have a strong foundation in place, and we remain on track to deliver on our full-year financial targets. Our team is running a fantastic operation, driving revenue through our commercial initiatives, efficiently managing costs, and producing free cash flow to further strengthen our balance sheet.”
Operational performance
American is running the best operation in its history because of a steadfast commitment to operational excellence and strong collaboration across the entire airline. The company produced its best-ever first-quarter completion factor and improved its mishandled baggage rate year over year. American achieved these results despite air traffic control challenges and significant weather events across its network during the quarter.
Financial performance
American produced results within previously guided ranges for each of its operating metrics despite a significant increase in the cost of fuel in the quarter. The company generated record first-quarter revenue of approximately $12.6 billion and a GAAP operating margin of 0.1%. Excluding the impact of net special items1, American produced an operating margin of 0.6% in the first quarter.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

Balance sheet
Strengthening the balance sheet remains a top priority for American. In the first quarter, the company reduced total debt3 by nearly $950 million and has now achieved more than $12 billion, or over 80%, of its goal of reducing total debt3 by $15 billion by the end of 2025.
Guidance and investor update
Based on present demand trends and the current fuel price forecast and excluding the impact of special items, the company expects its second-quarter 2024 adjusted earnings per diluted share4 to be between $1.15 and $1.45. The company continues to expect its full-year adjusted earnings per diluted share4 to be between $2.25 and $3.25.
For additional financial forecasting detail, please refer to the company’s investor update, furnished with this press release with the SEC on Form 8-K. This filing is also available at aa.com/investorrelations.
Conference call and webcast details
The company will conduct a live audio webcast of its financial results conference call at 7:30 a.m. CT today. The call will be available to the public on a listen-only basis at
aa.com/investorrelations. An archive of the webcast will be available through May 25.
Notes
See the accompanying notes in the financial tables section of this press release for further explanation, including a reconciliation of all GAAP to non-GAAP financial information and the calculation of free cash flow.
1.The company recognized $86 million of net special items in the first quarter after the effect of taxes, which included operating net special items of $70 million, principally related to one-time charges resulting from the ratification of a new collective bargaining agreement for its passenger service team members represented by the CWA-IBT, as well as nonoperating net special items of $46 million for charges associated with mark-to-market net unrealized losses on certain equity investments.
2.Please see the accompanying notes for the company’s definition of free cash flow, which is a non-GAAP measure.
3.All references to total debt include debt, finance and operating lease liabilities and pension obligations.
4.Adjusted earnings per diluted share guidance excludes the impact of net special items. The company is unable to reconcile certain forward-looking information to GAAP as the nature or amount of net special items cannot be determined at this time.
About American Airlines Group
To Care for People on Life’s Journey®. Shares of American Airlines Group Inc. trade on Nasdaq under the ticker symbol AAL and the company’s stock is included in the S&P 500. Learn more about what’s happening at American by visiting news.aa.com and connect with American @AmericanAir and at Facebook.com/AmericanAirlines.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

Cautionary statement regarding forward-looking statements and information
Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

American Airlines Group Inc.
Condensed Consolidated Statements of Operations
(In millions, except share and per share amounts)
(Unaudited)

	3 Months Ended March 31,		Percent Increase (Decrease)
	2024	2023
Operating revenues:
Passenger	$11,458	$11,103	3.2
Cargo	187	223	(16.0)
Other	925	863	7.2
Total operating revenues	12,570	12,189	3.1
Operating expenses:
Aircraft fuel and related taxes	2,980	3,167	(5.9)
Salaries, wages and benefits	3,867	3,281	17.8
Regional expenses:
Regional operating expenses	1,122	1,062	5.6
Regional depreciation and amortization	79	80	(1.3)
Maintenance, materials and repairs	884	712	24.2
Other rent and landing fees	819	708	15.8
Aircraft rent	328	344	(4.8)
Selling expenses	408	438	(6.8)
Depreciation and amortization	470	486	(3.3)
Special items, net	70	13	nm	(1)
Other	1,536	1,460	5.2
Total operating expenses	12,563	11,751	6.9
Operating income	7	438	(98.5)
Nonoperating income (expense):
Interest income	118	125	(6.2)
Interest expense, net	(497)	(540)	(8.0)
Other expense, net	(41)	(6)	nm
Total nonoperating expense, net	(420)	(421)	(0.2)
Income (loss) before income taxes	(413)	17	nm
Income tax provision (benefit)	(101)	7	nm
Net income (loss)	$(312)	$10	nm

Earnings (loss) per common share:
Basic	$(0.48)	$0.02
Diluted	$(0.48)	$0.02
Weighted average shares outstanding (in thousands):
Basic	655,847	652,000
Diluted	655,847	656,707
Note: Percent change may not recalculate due to rounding.
(1)Not meaningful or greater than 100% change.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

American Airlines Group Inc.
Consolidated Operating Statistics (1)
(Unaudited)

	3 Months Ended March 31,		Increase (Decrease)
	2024	2023
Revenue passenger miles (millions)	57,473	52,014	10.5%
Available seat miles (ASM) (millions)	70,516	65,006	8.5%
Passenger load factor (percent)	81.5	80.0	1.5 pts
Yield (cents)	19.94	21.35	(6.6) %
Passenger revenue per ASM (cents)	16.25	17.08	(4.9) %
Total revenue per ASM (cents)	17.83	18.75	(4.9) %
Cargo ton miles (millions)	484	422	14.7%
Cargo yield per ton mile (cents)	38.64	52.75	(26.7) %

Fuel consumption (gallons in millions)	1,042	965	8.0%
Average aircraft fuel price including related taxes (dollars per gallon)	2.86	3.28	(12.8) %

Operating cost per ASM (cents)	17.82	18.08	(1.4) %
Operating cost per ASM excluding net special items (cents)	17.72	18.06	(1.9) %
Operating cost per ASM excluding net special items and fuel (cents)	13.49	13.18	2.3%

Passenger enplanements (thousands)	52,766	48,232	9.4%
Departures (thousands):
Mainline	290	275	5.6%
Regional	219	201	8.9%
Total	509	476	7.0%
Average stage length (miles):
Mainline	1,156	1,123	2.9%
Regional	465	469	(0.8) %
Total	858	846	1.4%
Aircraft at end of period:
Mainline	967	931	3.9%
Regional (2)	550	533	3.2%
Total	1,517	1,464	3.6%
Full-time equivalent employees at end of period:
Mainline	103,600	103,100	0.5%
Regional (3)	29,200	27,700	5.4%
Total	132,800	130,800	1.5%
Note: Amounts may not recalculate due to rounding.
(1)Unless otherwise noted, operating statistics include mainline and regional operations. Regional includes wholly-owned regional airline subsidiaries and operating results from capacity purchase carriers.
(2)Includes aircraft owned and leased by American as well as aircraft operated by third-party regional carriers under capacity purchase agreements. Excluded from the aircraft count above are 71 regional aircraft that were in temporary storage as of March 31, 2024 as follows: 57 Embraer 145, ten Bombardier CRJ 700, three Bombardier CRJ 900, and one Embraer 175.
(3)Regional full-time equivalent employees only include our wholly-owned regional airline subsidiaries.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

American Airlines Group Inc.
Consolidated Revenue Statistics by Region
(Unaudited)

	3 Months Ended March 31,		Increase (Decrease)
	2024	2023
Domestic (1)
Revenue passenger miles (millions)	38,812	35,750	8.6%
Available seat miles (ASM) (millions)	47,102	44,554	5.7%
Passenger load factor (percent)	82.4	80.2	2.2 pts
Passenger revenue (dollars in millions)	8,262	8,037	2.8%
Yield (cents)	21.29	22.48	(5.3) %
Passenger revenue per ASM (cents)	17.54	18.04	(2.8) %

Latin America (2)
Revenue passenger miles (millions)	10,096	9,008	12.1%
Available seat miles (millions)	11,739	10,510	11.7%
Passenger load factor (percent)	86.0	85.7	0.3 pts
Passenger revenue (dollars in millions)	1,902	1,915	(0.7) %
Yield (cents)	18.84	21.26	(11.4) %
Passenger revenue per ASM (cents)	16.20	18.22	(11.1) %

Atlantic
Revenue passenger miles (millions)	6,455	5,821	10.9%
Available seat miles (millions)	9,042	8,242	9.7%
Passenger load factor (percent)	71.4	70.6	0.8 pts
Passenger revenue (dollars in millions)	992	931	6.5%
Yield (cents)	15.37	16.00	(3.9) %
Passenger revenue per ASM (cents)	10.97	11.30	(2.9) %

Pacific
Revenue passenger miles (millions)	2,110	1,435	47.1%
Available seat miles (millions)	2,633	1,700	54.9%
Passenger load factor (percent)	80.1	84.4	(4.3) pts
Passenger revenue (dollars in millions)	302	220	37.5%
Yield (cents)	14.30	15.30	(6.5) %
Passenger revenue per ASM (cents)	11.46	12.91	(11.2) %

Total International
Revenue passenger miles (millions)	18,661	16,264	14.7%
Available seat miles (millions)	23,414	20,452	14.5%
Passenger load factor (percent)	79.7	79.5	0.2 pts
Passenger revenue (dollars in millions)	3,196	3,066	4.3%
Yield (cents)	17.13	18.85	(9.1) %
Passenger revenue per ASM (cents)	13.65	14.99	(8.9) %
Note: Amounts may not recalculate due to rounding.
(1)Domestic results include Canada, Puerto Rico and U.S. Virgin Islands.
(2)Latin America results include the Caribbean.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

Reconciliation of GAAP Financial Information to Non-GAAP Financial Information
American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis.
The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures:
–Operating Income (GAAP measure) to Operating Income Excluding Net Special Items (non-GAAP measure)
–Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure)
–Pre-Tax Income (Loss) (GAAP measure) to Pre-Tax Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure)
–Net Income (Loss) (GAAP measure) to Net Income (Loss) Excluding Net Special Items (non-GAAP measure)
–Basic and Diluted Earnings (Loss) Per Share (GAAP measure) to Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items (non-GAAP measure)
Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand the Company’s core operating performance.
Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items and fuel (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items and fuel. Management uses total operating costs excluding net special items and fuel and CASM excluding net special items and fuel to evaluate the Company's current operating performance and for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to-period financial performance. The adjustment to exclude fuel and net special items allows management an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance.

Reconciliation of Operating Income Excluding Net Special Items	3 Months Ended March 31,		Percent Increase (Decrease)
	2024	2023
	(in millions)
Operating income as reported	$7	$438
Operating net special items:
Mainline operating special items, net (1)	70	13
Operating income excluding net special items	$77	$451	(83.0%)

Calculation of Operating Margin
Operating income as reported	$7	$438
Total operating revenues as reported	$12,570	$12,189
Operating margin	0.1%	3.6%

Calculation of Operating Margin Excluding Net Special Items
Operating income excluding net special items	$77	$451
Total operating revenues as reported	$12,570	$12,189
Operating margin excluding net special items	0.6%	3.7%

Reconciliation of Pre-Tax Income (Loss) Excluding Net Special Items
Pre-tax income (loss) as reported	$(413)	$17
Pre-tax net special items:
Mainline operating special items, net (1)	70	13
Nonoperating special items, net (2)	46	15
Total pre-tax net special items	116	28

Pre-tax income (loss) excluding net special items	$(297)	$45	nm

Calculation of Pre-Tax Margin
Pre-tax income (loss) as reported	$(413)	$17
Total operating revenues as reported	$12,570	$12,189
Pre-tax margin	(3.3%)	0.1%

Calculation of Pre-Tax Margin Excluding Net Special Items
Pre-tax income (loss) excluding net special items	$(297)	$45
Total operating revenues as reported	$12,570	$12,189
Pre-tax margin excluding net special items	(2.4%)	0.4%

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

Reconciliation of Net Income (Loss) Excluding Net Special Items	3 Months Ended March 31,		Percent Increase (Decrease)
	2024	2023
	(in millions, except share and per share amounts)
Net income (loss) as reported	$(312)	$10
Net special items:
Total pre-tax net special items (1), (2)	116	28
Net tax effect of net special items	(30)	(5)
Net income (loss) excluding net special items	$(226)	$33	nm

Reconciliation of Basic and Diluted Earnings (Loss) Per Share Excluding Net Special Items
Net income (loss) excluding net special items	$(226)	$33
Shares used for computation (in thousands):
Basic	655,847	652,000
Diluted	655,847	656,707
Earnings (loss) per share excluding net special items:
Basic	$(0.34)	$0.05
Diluted	$(0.34)	$0.05

Reconciliation of Total Operating Costs per ASM Excluding Net Special Items and Fuel
Total operating expenses as reported	$12,563	$11,751

Operating net special items:
Mainline operating special items, net (1)	(70)	(13)
Total operating expenses excluding net special items	12,493	11,738

Aircraft fuel and related taxes	(2,980)	(3,167)
Total operating expenses excluding net special items and fuel	$9,513	$8,571
	(in cents)
Total operating expenses per ASM as reported	17.82	18.08

Operating net special items per ASM:
Mainline operating special items, net (1)	(0.10)	(0.02)
Total operating expenses per ASM excluding net special items	17.72	18.06

Aircraft fuel and related taxes per ASM	(4.23)	(4.87)
Total operating expenses per ASM excluding net special items and fuel	13.49	13.18
Note: Amounts may not recalculate due to rounding.
FOOTNOTES:
(1)The 2024 first quarter mainline operating special items, net principally included $57 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline passenger service team members, including a one-time signing bonus.
(2)Principally included mark-to-market net unrealized gains and losses associated with certain equity investments.

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

American Airlines Group Inc.
Condensed Consolidated Statements of Cash Flows
(In millions)(Unaudited)

	3 Months Ended March 31,
	2024	2023
Net cash provided by operating activities	$2,180	$3,333
Cash flows from investing activities:
Capital expenditures and aircraft purchase deposits	(824)	(505)
Purchases of short-term investments	(3,287)	(5,131)
Sales of short-term investments	2,585	2,666
Decrease in restricted short-term investments	12	29
Other investing activities	(2)	145
Net cash used in investing activities	(1,516)	(2,796)
Cash flows from financing activities:
Payments on long-term debt and finance leases	(873)	(2,326)
Proceeds from issuance of long-term debt	248	1,824
Other financing activities	(17)	(37)
Net cash used in financing activities	(642)	(539)
Net increase (decrease) in cash and restricted cash	22	(2)
Cash and restricted cash at beginning of period	681	586
Cash and restricted cash at end of period (1)	$703	$584

(1)The following table provides a reconciliation of cash and restricted cash to amounts reported within the condensed consolidated balance sheets:

Cash	$604	$452
Restricted cash included in restricted cash and short-term investments	99	132
Total cash and restricted cash	$703	$584

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

Free Cash Flow
The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations.
This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures.

3 Months Ended March 31, 2024

(in millions)
Net cash provided by operating activities	$2,180
Adjusted net cash used in investing activities (1)	(810)
Free cash flow	$1,370

(1)The following table provides a reconciliation of adjusted net cash used in investing activities for the three months ended March 31, 2024 (in millions):

Net cash used in investing activities	$(1,516)
Adjustments:
Net purchases of short-term investments	702
Decrease in restricted cash	4
Adjusted net cash used in investing activities	$(810)

American Airlines Reports First-Quarter 2024 Financial Results
April 25, 2024

American Airlines Group Inc.
Condensed Consolidated Balance Sheets
(In millions, except shares)

	March 31, 2024	December 31, 2023
	(unaudited)
Assets
Current assets
Cash	$604	$578
Short-term investments	7,696	7,000
Restricted cash and short-term investments	895	910
Accounts receivable, net	2,070	2,026
Aircraft fuel, spare parts and supplies, net	2,500	2,400
Prepaid expenses and other	777	658
Total current assets	14,542	13,572
Operating property and equipment
Flight equipment	42,074	41,794
Ground property and equipment	10,397	10,307
Equipment purchase deposits	1,126	760
Total property and equipment, at cost	53,597	52,861
Less accumulated depreciation and amortization	(22,440)	(22,097)
Total property and equipment, net	31,157	30,764
Operating lease right-of-use assets	7,899	7,939
Other assets
Goodwill	4,091	4,091
Intangibles, net	2,049	2,051
Deferred tax asset	2,986	2,888
Other assets	1,660	1,753
Total other assets	10,786	10,783
Total assets	$64,384	$63,058
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities
Current maturities of long-term debt and finance leases	$4,102	$3,632
Accounts payable	2,927	2,353
Accrued salaries and wages	1,726	2,377
Air traffic liability	8,526	6,200
Loyalty program liability	3,618	3,453
Operating lease liabilities	1,273	1,309
Other accrued liabilities	2,821	2,738
Total current liabilities	24,993	22,062
Noncurrent liabilities
Long-term debt and finance leases, net of current maturities	28,228	29,270
Pension and postretirement benefits	2,709	3,044
Loyalty program liability	5,994	5,874
Operating lease liabilities	6,457	6,452
Other liabilities	1,503	1,558
Total noncurrent liabilities	44,891	46,198
Stockholders' equity (deficit)
Common stock, 656,045,635 shares outstanding at March 31, 2024	7	7
Additional paid-in capital	7,371	7,374
Accumulated other comprehensive loss	(4,877)	(4,894)
Retained deficit	(8,001)	(7,689)
Total stockholders' deficit	(5,500)	(5,202)
Total liabilities and stockholders’ equity (deficit)	$64,384	$63,058